Exhibit 23.1



                        Consent of Independent Auditors

The Board of Directors and Stockholders
Parallel Petroleum Corporation

We consent to the use of our report incorporated herein by reference.


                                              /s/ KPMG  PEAT  MARWICK  LLP


Midland, Texas
August 14, 1997